UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________________________

FORM 8-K
 _______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT of 1934

Date of report (Date of earliest event reported):   January 30, 2015 (January 30, 2015)

SCHNITZER STEEL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation)	0-22496 (Commission File Number)	93-0341923 (I.R.S. Employer Identification No.)

299 SW Clay St., Suite 350 Portland, OR (Address of Principal Executive Offices)	97201 (Zip Code)

Registrant’s Telephone Number Including Area Code:  (503) 224-9900

NO CHANGE
(Former name or former address, if changed since last report)

 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On January 30, 2015, Schnitzer Steel Industries, Inc. (the “Company”) issued a press release announcing the declaration of a cash dividend by its Board of Directors.  A copy of this press release is being furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on January 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHNITZER STEEL INDUSTRIES, INC. (Registrant)

Dated: January 30, 2015	By:	/s/ Richard C. Josephson
Name: Richard C. Josephson
Title: Sr. V.P., General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on January 30, 2015.